UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

October 24, 2024
Date of Report (Date of earliest event reported)

SUNOCO LP
(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400
Dallas	,	Texas	75225
(Address of principal executive offices, including zip code)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
This Current Report on Form 8-K is being filed principally to reflect certain retrospective revisions for amounts reported in reportable segments that have been made to the consolidated financial statements of Sunoco LP (“SUN” or the “Partnership”) that were previously filed with the Securities and Exchange Commission ("SEC") by the Partnership on February 16, 2024 as Items 1, 7 and 8 to its Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”).
These retrospective revisions are due to the acquisition of NuStar Energy L.P. ("NuStar") on May 3, 2024. Subsequent to the acquisition, SUN changed the presentation of its reportable segments. Accordingly, the accompanying financial statements and other information have been retrospectively revised to reflect the post-acquisition reportable segments.
In order to preserve the nature and character of the disclosures previously included in pre-acquisition SUN's Annual Report on Form 10-K for the year ended December 31, 2023, the items included in this Form 8-K have been updated solely for matters relating specifically to the retrospective revision of amounts reported in SUN's reportable segments in its consolidated financial statements, as described above. No attempt has been made in the audited financial statements included in Exhibit 99.1 in this Form 8-K, and it should not be read, to modify or update other disclosures as presented in the 2023 Form 10-K to reflect events or occurrences after the date of the filing of the 2023 Form 10-K, February 16, 2024. Therefore, this Form 8-K should be read in conjunction with the 2023 Form 10-K, and filings made by SUN with the SEC subsequent to the filing of the 2023 Form 10-K, including SUN’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2024 and June 30, 2024, filed on May 9, 2024 and August 8, 2024, respectively.
Item 9.01 of this Current Report on Form 8-K revises certain information contained in SUN’s 2023 Form 10-K to reflect these changes in amounts reported in SUN's reportable segments. In particular, Exhibit 99.1 contains a revised description of SUN’s business segments, financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Item 9.01 of this Current Report on Form 8-K also contains condensed consolidating financial statements and related notes pursuant to Rule 3-10 of Regulation S-X. The condensed consolidating financial information has been presented as if the NuStar acquisition occurred on January 1, 2023. A pro forma condensed consolidated balance sheet is not included in this filing because the transaction has already been reflected in our consolidated balance sheet as of June 30, 2024, which was included in our Quarterly Report on Form 10-Q for the period ended June 30, 2024.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description

23.1	Consent of Grant Thornton LLP

23.2	Consent of KPMG LLP

99.1
Revised Sunoco LP description of the business, financial statements as of December 31, 2023 and 2022, and for the years ended December 31, 2023, 2022 and 2021, and Management's Discussion and Analysis of Financial Condition and Results of Operations

99.2
NuStar Energy L.P. financial statements as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 (incorporated by reference to NuStar Energy L.P. Form 10-K for the year ended December 31, 2023 (File Number 001-16417) filed on February 22, 2024)

99.3
NuStar Energy L.P. financial statements as of March 31, 2024 and December 31, 2023 and for the three months ended March 31, 2024 and 2023 (incorporated by reference to NuStar Energy L.P. Form 10-Q for the quarter ended March 31, 2024 (File Number 001-16417) filed on April 29, 2024)

99.4	Sunoco LP unaudited pro forma combined financial information

101	The following financial statements from the Company's Current Report on Form 8-K dated October 24, 2024 formatted in Inline eXtensible Business Reporting Language: (i) our Consolidated Balance Sheets; (ii) our Consolidated Statements of Operations and Comprehensive Income; (iii) our Consolidated Statement of Equity; (iv) our Consolidated Statements of Cash Flows; and (v) the notes to our Consolidated Financial Statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP
		By:	Sunoco GP LLC, its general partner
Date:	October 24, 2024	By:	/s/ Rick Raymer
Rick Raymer
Vice President, Controller and Principal Accounting Officer